Exhibit 10.8

Translation:

Overdraft Facility

________________________________________________________________________________________________________________

Creditor

Sydbank A/S

Sct. Jacobsvej 5, DK-2750 Ballerup

hereby grants

Debtor

Cometas A/S

Lerhøj 10, 2880 Bagsværd

Limit

an open facility

DKK **3,000,000.00**

on the terms and conditions set forth below.

Repayment

Continuous until further notice.

Interest and

Interest and commission are calculated in arrears and are payable every 20 March,

commission

20 June, 20 September and 20 December.

The debit rate shall be fixed as CIBOR 3 plus a margin of currently 2.5000 percentage points.

The commission rate is currently 0.0000% p.a.

The margin and commission rate are variable and may be changed by the Bank at any time without notice.

Termination

The above repayment provision notwithstanding, the facility may at any time be terminated by the debtor or the Bank for repayment in whole or in part without notice.

Collateral

As regards collateral which has been provided to the Bank by way of charge, guarantee (primary and secondary liability), assignment etc which covers this debt, reference is made to the separate documents concerning collateral.

Terms and Conditions

Moreover the facility is subject to the general terms and conditions of facilities attached overleaf as well as the Bank’s Terms and Conditions.

A copy of this document has been provided on the signing of the document.

I/We the undersigned hereby declare that the proceeds of the facility will be used for commercial purposes.

Signature

As debtor:

____________________________________________________________

Place and date

Cometas A/S

Signed in

Name:

Name:

the presence of

Address:

Address:

Postal code/Town:

Postal code/Town:

Signature:

Signature:

Translation:

Overdraft Facility

________________________________________________________________________________________________________________

General terms and conditions of facilities

1.

Default

Any agreed repayment notwithstanding, the business transactions under these presents may at any time be terminated by the Bank or the debtor for repayment in whole or in part without notice. Moreover the Bank will consider the business transactions as having been defaulted on and as such fallen due for repayment without notice if:

a.

any amount under these presents is not paid in due time, or the debtor’s circumstances change significantly to the detriment of the Bank,

b.

the debtor or a guarantor assuming primary liability or secondary liability:

1.

is subjected to individual legal proceedings by way of execution or attachment

2.

suspends his payments

3.

is taken over by the bankruptcy court

4.

enters into negotiations for a composition or debt restructuring

5.

dies

6.

takes up permanent residence abroad

7.

ceases to exist through a merger with another company

8.

defaults in whole or in part on his other business transactions with the Bank.

2.

Special payments

In addition to the amount owing, interest and commission as well as postage expenses, the Bank may claim the following special payments from the debtor:

a.

the Bank’s expenses in case of default on the facility, including a fee fixed by the Bank for sending reminders,

b.

custody fees and postage expenses,

c.

the Bank’s expenses in connection with safeguarding its interests as chargee in relation to the security provided, including any outlays for insurance premiums,

d.

the Bank’s expenses incurred for the purpose of replying to statutory enquiries from public authorities about the facility, including a fee fixed by the Bank for making photocopies of documentation and transcripts,

e.

penalty interest/overdraft commission as fixed by the Bank on overdue payments/ overdrafts.

f.

Payment of interest and instalments must be made in the currency in which the facility is outstanding and must be made to the Bank or to the Bank’s correspondent bank as the Bank may direct. Amounts falling due for payment on a day when the Bank or its correspondent bank is closed for business are payable on the banking day immediately following such day.

Payment must be made without any deduction of direct or indirect taxes imposed by the Danish government or by any other Danish or foreign authorities, irrespective of the nature of such direct or indirect taxes.

Any costs incurred by the Bank as a consequence of this facility must be paid by the debtor.

In addition the Bank may debit the facility with obligations of any kind which the debtor has or may later acquire with respect to the Bank, including any and all of the Bank’s branches and departments, domestic as well as foreign.

If such debit entries cause the facility to be overdrawn, the debtor will be obliged to pay in the overdrawn amount immediately and without notice.

3.

Jurisdiction

Actions concerning these presents may, if the Bank so wishes, be brought before the court in the judicial district where the Bank or its account-holding branch is located, subject to summons and notice applying to the inhabitants of that district; the Bank may also have such cases tried and decided at a local court irrespective of the scope of the subject-matter. Danish law or the legislation at the place of the debtor’s address will apply at the Bank’s discretion.

Translation:

Overdraft Facility

________________________________________________________________________________________________________________

4. Financial statements

The Bank is entitled to receive the debtor’s financial statements.

5.

Validation

All credit/debit entries will be validated under the Bank’s rules in force from time to time.

6.

Set-off

The Bank is entitled to set off without notice any outstanding amount under these presents, due or not due, against any credit balance – in DKK and in foreign currency – which the debtor has or may later acquire with the Bank, including any and all of the Bank’s domestic and foreign branches and departments, regardless of whether such credit balance is due for payment.

7.

Close-out netting

a. Events of close-out netting

The Bank may demand close-out netting in the event of default, see clause 1.

b. Outstanding amounts subject to close-out netting

Close-out netting may be applied to any present and future obligation (see clause 7c) between the debtor and the Bank that allows for:

-

cash settlement including account balances, rights acquired by assignment from a third party and claims acquired by means of cheques and bills of exchange. Account balances excluded from legal proceedings will not form part of close-out netting. Any other claims will form part of the close-out netting to the extent that repayment thereof can be demanded, including by reason of default or other cause of termination in accordance with this or other agreements.

-

the delivery of securities as defined in section 2 of the Danish Securities Trading etc Act – eg the return of securities that have been transferred as collateral or for which there has been a transfer of title to the Bank, including the return of non-individualised securities in accordance with the financial collateral arrangement. The return of securities which the Bank has received for safe custody only may not form part of close-out netting.

c. Close-out netting according to other agreements

Claims covered by master agreements between the debtor and the Bank on currency, interest rate, index and securities transactions will be subject to close-out netting in accordance with such agreements.

d. Joint close-out netting

If close-out netting of obligations under master agreements or any other agreement is to be effected concurrently with close-out netting according to this provision, the balances according to such agreements may, if the Bank so wishes, form part of the close-out netting under these presents to allow for joint close-out netting.

e. Application of close-out netting

When the Bank applies close-out netting, the present value of the outstanding amounts of the Bank and of the debtor will be made up in DKK or any other agreed currency. Outstanding amounts of the Bank and of the debtor will be set off to constitute one net outstanding amount. Outstanding amounts secured by financial collateral arrangements and any other collateral agreement will be reduced by the proceeds of realised collateral. The calculated outstanding amounts will thus form part of the close-out netting.

The present value of outstanding amounts of the Bank in respect of credit facilities, such as loans and facilities, is the total debt outstanding on the date of calculation including unpaid interest charged plus interest accrued but not charged and costs. The calculation will include compensation for any capital and exchange loss in connection with early repayment and provisionally calculated claims in respect of obligations that can be calculated at a later date, eg guarantee commitments.

The present value of the debtor’s account balances with the Bank is the total account balance on the date of calculation plus interest accrued but not charged.

Translation:

Overdraft Facility

________________________________________________________________________________________________________________

The present value of claims in respect of currency, interest rate, index and securities transactions and of claims for the return of securities provided as collateral in accordance with the financial collateral arrangement will be marked to market at the date of calculation including trade margins and costs.

f. Notification of close-out netting

In connection with close-out netting the Bank will send a notification to the debtor stating the time of the close-out netting.

g. Subsequent adjustment

The Bank may subsequently adjust the close-out netting balance with:

-

the proceeds of collateral realised at a later date

-

final claims in respect of obligations that can be calculated only at a later date, eg guarantee commitments

-

payments and collateral subsequently received by the Bank unless the Bank knew or should have known that bankruptcy proceedings had been initiated in respect of the debtor or the guarantor assuming primary or secondary liability

-

claims that subsequently fall due for payment.

Valid from 1 November 2010

Translation

The above is a translation of the Danish ”Kassekredit”. In case of doubt the Danish original will apply.

4